Exhibit 10.5

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

AMENDMENT No. 3

to the

Intuitive-Luna Development Supply Agreement dated June 11, 2007 (“Original Agreement”)

between

INTUITIVE SURGICAL, INC. (“Intuitive”)

and

LUNA INNOVATIONS INCORPORATED (“Luna”)

This Amendment No. 3 is entered into by and between Intuitive and Luna on September 2, 2010 (“Amendment Date”).

BACKGROUND

A.	Intuitive and Luna agreed to amend the Original Agreement by Amendment No. X dated May 20, 2008 to replace Exhibit 2.1 of the Original Agreement.

B.	As part of settlement of certain litigation between Luna and Hansen Medical, Inc., Intuitive and Luna agreed to amend the Agreement by Amendment No. 1 dated January 12, 2010.

C.	Intuitive and Luna agreed to further amend the Agreement by Amendment No. 2 dated April 20, 2010, in regard to development work to be performed in 2010.

D.	The Original Agreement as amended by Amendments No. X, 1, and 2 shall be referred to as the “Agreement”.

E.	Luna [***] upon the [***] in [***]. The parties now wish to amend the Agreement further in respect of the [***] for the [***] and the dollar amount of the [***] requested for [***]. Because the [***] upon the [***], however, the [***] must also be amended for this purpose. By this Amendment No. 3, the dollar amount of [***] requested by Intuitive for [***] is [***] from $[***] to $[***], which the parties acknowledge [***] for Luna to [***] to [***] the [***] in [***].

Intuitive and Luna agree to amend the Agreement as follows:

1.	Terms not defined in this Amendment No. 3 shall have the meaning assigned to them in the Agreement.

2.	Milestones and Luna Product Specifications (Exhibit 2.1) to the Agreement are hereby deleted in their entirety and replaced by new Milestones and Luna Product Specifications (Exhibit 2.1) attached to this Amendment No. 3.

3.	In [***], Intuitive hereby requests that Luna perform [***] of [***] pursuant to Exhibit 2.1 attached hereto. Because Intuitive has requested Luna to [***] in [***] to [***], [***] may [***], in which case Intuitive would need to request [***] in [***] or in [***].

4.	Except as specifically provided for herein, all of the terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict or inconsistency between the terms and conditions contained in this Amendment No. 3 and the Agreement, the provisions herein shall prevail.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be executed as of the Amendment Date.

INTUITIVE SURGICAL, INC.		LUNA INNOVATIONS INCORPORATED

Sign:	/s/ David Rosa	Sign:	/s/ Dale Messick
Name:	David Rosa	Name:	Dale Messick
Title:	VP, Product Development	Title:	Interim President and COO
Date:	September 10, 2010	Date:	September 2, 2010

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT 2.1

MILESTONES AND LUNA PRODUCT SPECIFICATIONS

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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